AMERICAN SKANDIA TRUST

AST Neuberger Berman Mid-Cap Growth Portfolio

Supplement dated November 27, 2006 to the Prospectus

and Statement of Additional Information dated May 1, 2006

Jon Brorson is no longer a portfolio manager for the AST Neuberger Berman Mid-Cap Growth Portfolio. Kenneth J. Turek continues as a portfolio manager for the AST Neuberger Berman Mid-Cap Growth Portfolio.

To reflect this change, all references to Mr. Brorson contained in the prospectus and statement of additional information are hereby deleted.

The following replaces the discussion of portfolio managers for the AST Neuberger Berman Mid-Cap Growth Portfolio appearing in the section of the prospectus entitled “Management of the Trust—Investment Managers and Portfolio Managers:”

The AST Neuberger Berman Mid-Cap Growth Portfolio is managed by Kenneth J. Turek. Kenneth J. Turek has managed or co-managed two equity mutual funds and other equity portfolios for several other investment managers since 1985. Mr. Turek is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC.

ASTSUP2